UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 23, 2020
BLACK KNIGHT, INC.
(Exact name of Registrant as Specified in its Charter)

001-37394
(Commission File Number)

Delaware	81-5265638
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 854-5100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
Black Knight, Inc. (the “Company”) currently owns a minority ownership interest in the parent of Dun & Bradstreet Holdings, Inc. (“D&B”). In connection with an initial public offering by D&B (the “Offering”), Black Knight InfoServ, LLC (the “Purchaser”), an indirect, wholly-owned subsidiary of the Company, entered into that certain Dun & Bradstreet Holdings, Inc. Common Stock Purchase Agreement, dated June 23, 2020, with D&B (the “Purchase Agreement”), pursuant to which the Purchaser agreed to purchase shares of Common Stock of D&B, par value $0.0001 per share (the “Private Placement Shares”) in a private placement (the “Private Placement”) at a purchase price per share of 98.5% of the initial public offering price (before underwriting discounts and expenses) in the Offering. The aggregate cash purchase price for the Private Placement Shares is expected to be $100,000,000.

The closing of the Private Placement (the “Closing”) is contingent on the closing of the Offering and subject to the satisfaction or waiver of customary closing conditions. However, the consummation of the Offering is not contingent on the consummation of the Private Placement.

Under the terms of the Purchase Agreement, at the Closing, in connection with the Offering and the Private Placement, the Company has agreed to enter into a registration rights agreement with certain shareholders of D&B.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities of the Company or D&B.

The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.1	Dun & Bradstreet Holdings, Inc. Common Stock Purchase Agreement, dated June 23, 2020, among Dun & Bradstreet Holdings, Inc. and Black Knight InfoServ, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.
Date:	June 29, 2020	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President and General Counsel